Exhibit 99
                       COCA-COLA ENTERPRISES INC                 Page 1 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                     Second Quarter
                                             ------------------------------
                                             1996 (a)     1995      Change
                                             -------    -------     -------
Net Operating Revenues                       $ 2,016    $ 1,827       10%
Cost of Sales                                  1,253      1,153        9%
                                             -------    -------
Gross Profit                                     763        674       13%
Selling, General and Administrative Expenses     578        507       14%
                                             -------    -------
Operating Income                                 185        167       11%
Interest Expense - Net                            84         82        2%
Other Nonoperating Deductions - Net                -          3
                                             -------    -------
Income Before Income Taxes                       101         82       23%
Income Tax Expense                                42         36       17%
                                             -------    -------
Net Income                                        59         46       28%
Preferred Stock Dividends                          2          -
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $    57    $    46       24%
                                             =======    =======
Average Common Shares Outstanding                123        130
                                             =======    =======
Net Income Per Common Share (b)              $  0.46    $  0.35       31%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   185    $   167       11%
  Depreciation                                    90         79       14%
  Amortization                                    57         48       19%
                                             -------    -------
Cash Operating Profit                        $   332    $   294       13%
                                             =======    =======

(a) Second-quarter 1996 results include the acquisition of the Ouachita Coca-Cola Bottling Company acquired on February 21, 1996.

(b) Per share data calculated prior to rounding to millions.















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                                                                  Exhibit 99
                       COCA-COLA ENTERPRISES INC                 Page 2 of 4
                CONSOLIDATED STATEMENTS OF OPERATIONS
             (Unaudited; In Millions Except Per Share Data)

                                                       Six Months
                                             ------------------------------
                                             1996 (a)    1995 (b)   Change
                                             -------     -------    -------
Net Operating Revenues                       $ 3,616    $ 3,289       10%
Cost of Sales (c)                              2,223      2,054        8%
                                             -------    -------
Gross Profit                                   1,393      1,235       13%
Selling, General and Administrative Expenses   1,117        992       13%
                                             -------    -------
Operating Income                                 276        243       14%
Interest Expense - Net                           163        162        1%
Other Nonoperating Deductions - Net                -          3
Gain From Sale of Bottling Operations (d)          -         (9)
                                             -------    -------
Income Before Income Taxes                       113         87       30%
Income Tax Expense                                47         38
                                             -------    -------
Net Income                                        66         49       35%
Preferred Stock Dividends                          4          1
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $    62    $    48       29%
                                             =======    =======
Average Common Shares Outstanding                125        129
                                             =======    =======
Net Income Per Common Share (e)              $  0.50    $  0.37       35%
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   276    $   243       14%
  Depreciation                                   176        155       14%
  Amortization                                   107         93       15%
                                             -------    -------
Cash Operating Profit                        $   559    $   491       14%
                                             =======    =======

(a) Six-month 1996 results include the acquisition of the Ouachita Coca-Cola Bottling Company from the date of acquisition on February 21, 1996.
(b) Six-month 1995 results include the acquisition of the Wichita Coca-Cola Bottling Company from the date of acquisition on January 27, 1995.
(c) Six-month 1996 cost of sales includes a favorable $10 million
    (5 cents per common share after tax) settlement from certain suppliers for purchases made in previous years.
(d) Six-month 1995 results include a $9 million gain on the sale of the Company's 50 percent ownership interest in The Coca-Cola Bottling Company of the Mid South (4 cents per common share after tax).
(e) Per share data calculated prior to rounding to millions.



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                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                               June 28,        December 31,
                                                 1996              1995
                                              -----------      ------------
                                              (Unaudited)
ASSETS
Current
  Cash and cash equivalents                     $    24         $     8
  Trade accounts receivable                         606             510
  Inventories                                       306             225
  Current deferred income taxes                     130             130
  Prepaid expenses and other current assets         119             109
                                                -------         -------
  Total Current Assets                            1,185             982
Property, Plant and Equipment - Net               2,353           2,158
Franchise and Other Noncurrent Assets             6,318           5,924
                                                -------         -------
                                                $ 9,856         $ 9,064
                                                =======         =======
LIABILITES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses         $ 1,015         $   796
  Current maturities of long-term debt              144              63
                                                -------         -------
  Total Current Liabilites                        1,159             859
Long-Term Debt                                    4,362           4,138
Other Long-Term Obligations                         643             600
Deferred Income Taxes                             2,224           2,032
Share-Owners' Equity
  Preferred stock                                   173              30
  Common stock                                      147             145
  Paid-in capital                                 1,370           1,346
  Reinvested earnings                               199             144
  Cumulative effect of currency translations         24              38
  Common stock in treasury                         (445)           (268)
                                                -------         -------
                                                  1,468           1,435
                                                -------         -------
                                                $ 9,856         $ 9,064
                                                =======         =======















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                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary - Key Information              Page 4 of 4
                              (Unaudited)



                                             Second-Quarter      Six-Month
                                                 Change           Change
                                             --------------      ---------

Cash Operating Profit
  Reported                                          13%             14%
  Comparable (a)                                    10%              9%

Volume
  Bottle/Can Physical Case
    Reported                                         9%          9 1/2%
    Constant Territory                           6 1/2%          7 1/2%
  Fountain Gallons
    Reported                                        10%             10%
    Constant Territory                           7 1/2%          7 1/2%

Net Revenues Per Case - Bottle/Can               1 1/2%          1 1/2%

Cost of Sales Per Case - Bottle/Can (b)          (1/2)%            1/2%


                               Second-  Second-           Six-    Six-
    Earnings Per Share         Quarter  Quarter          Months  Months
      Reconciliation             1996     1995   Change   1996    1995   Change
- -----------------------------  -------  -------  ------  ------  ------  ------

Reported Earnings Per Share     $ 0.46   $ 0.35    31%    $0.50   $0.37    35%
Adjusted Earnings Per Share (c)   N/A      N/A     N/A    $0.45   $0.33    36%


- --------------------------------------------

(a) Comparable change reflects adjustments for certain acquisitions and one-time benefits, as considered appropriate, to identify underlying business trends.

(b) Six-month bottle and can cost of sales per case excludes a favorable first-quarter 1996 $10 million (5 cents per common share after tax) settlement from certain suppliers for purchases made in prior years.

(c) Six-month adjusted earnings per share results exclude a favorable first-quarter 1996 $10 million (5 cents per common share after tax) settlement from certain suppliers for purchases made in prior years and the first-quarter 1995 gain of $9 million (4 cents per common share after tax) on the sale of the Company's interest in The Coca-Cola Bottling Company of Mid South.